UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 22, 2022

SB PARTNERS
(Exact name of registrant as specified in its charter)
New York	0-8952	13-6294787
(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

8 Wright Street, Suite 107, Westport, CT.		06880
(Address of principal executive offices)		(Zip Code)

(203) 283-9593
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter)

Emerging growth company                ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 14, 2022, the Registrant entered into a contract to sell Eagle IV, a 60,345 square foot industrial flex. property located in Maple Grove, MN for $13,000,000 in an all cash transaction. The buyer, Irwin Leitgeb Trust dated October 16, 1995 as amended and restated on December 10, 2012, has no affiliation with the Registrant. The transaction was completed on August 22, 2022. The net proceeds will be used to pay closing expenses and increase Registrant’s cash reserves.

Item 9.01 Financial Statements and Exhibits.

(b)	Pro forma financial information.

Pro forma financial statements reflecting the close of the sale of Eagle IV by the Registrant on August 22, 2022 are furnished herewith. The balance sheet as of the last filing, June 30, 2022, has been adjusted to reflect the removal of the assets and liabilities of this property as if the sale had been consummated on the balance sheet date. The statement of operations for the six months ended June 30, 2022 and for the year ended December 31, 2021 has been adjusted to reflect the results of operations of the Registrant as if the sale had been consummated at the beginning of the periods presented.

(d)	Exhibits.

Exhibit No.	Description

10.1.1	Purchase and sale contract dated July 14, 2022 between Eagle IV Realty, LLC (Seller) and Irwin Leitgeb Trust dated October 16, 1995 as amended and restated on December 10, 2012 (Buyer).

10.1.2	Amendment to contract made as of the 12th day of August 2022 between Eagle IV Realty, LLC (Seller) and Irwin Leitgeb Trust dated October 16, 1995 as amended and restated on December 10, 2012 (Buyer).

10.1.3	Second amendment made to contract made as of the 15th day of August 2022 between Eagle IV Realty, LLC (Seller) and Irwin Leitgeb Trust dated October 16, 1995 as amended and restated on December 10, 2012 (Buyer).

99.1	Unaudited pro forma financial statements of the Registrant after giving effect to the sale of Eagle IV.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SB PARTNERS
(Registrant)

	By:	SB PARTNERS REAL ESTATE CORPORATION
General Partner
Principal Financial & Accounting Officer
Dated: August 22, 2022	By:	/s/ John H. Zoeller
John H. Zoeller
Chief Financial Officer

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